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                                                                   EXHIBIT 10.11



                                                             ANNUAL OPTION GRANT


                        LEAP WIRELESS INTERNATIONAL, INC.

                            Stock Option Grant Notice

                (1998 Non-Employee Directors' Stock Option Plan)

Leap Wireless International, Inc., (the "Company"), pursuant to its 1998 Non-Employee Directors' Stock Option Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
                                             -----------------------------------
Date of Grant:
                                             -----------------------------------
Number of Shares Subject to Option:          10,000
                                             -----------------------------------
Exercise Price Per Share:
                                             -----------------------------------
Expiration Date:
                                             -----------------------------------

EXERCISE SCHEDULE:     Same as Vesting Schedule

VESTING SCHEDULE:      This option shall vest over a period of five (5) years
                       with twenty percent (20%) of the total number of such shares vesting on the anniversary of the Date of Grant on each of the first, second, third, fourth and fifth years following the Date of the Grant of Option; provided, however, that vesting may occur earlier as provided in the Plan.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                                By cash or check
                                Pursuant to a Regulation T Program if the Shares are publicly traded
                                By delivery of already-owned shares if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:
                                             -----------------------------------
                                             -----------------------------------

LEAP WIRELESS INTERNATIONAL, INC.            OPTIONHOLDER:



By:
   -----------------------------------       -----------------------------------
             Signature                                   Signature

Title:                                       Date:
      --------------------------------            ------------------------------

Date:
      --------------------------------

ATTACHMENTS: Stock Option Agreement, 1998 Non-Employee Directors' Stock Option Plan, and Notice of Exercise


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                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT


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                                  ATTACHMENT II

                 1998 Non-Employee Directors' Stock Option Plan


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                                 ATTACHMENT III

                               NOTICE OF EXERCISE


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                                                            INITIAL OPTION GRANT


                       LEAP WIRELESS INTERNATIONAL, INC.

                            Stock Option Grant Notice

                (1998 Non-Employee Directors' Stock Option Plan)

Leap Wireless International, Inc, (the "Company"), pursuant to its 1998 Non-Employee Directors' Stock Option Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
                                             -----------------------------------
Date of Grant:
                                             -----------------------------------
Number of Shares Subject to Option:          20,000
                                             -----------------------------------
Exercise Price Per Share:
                                             -----------------------------------
Expiration Date:
                                             -----------------------------------
EXERCISE SCHEDULE:     Same as Vesting Schedule

VESTING SCHEDULE:      This option shall vest over a period of five (5) years
                       with twenty percent (20%) of the total number of such shares vesting on the anniversary of the Date of Grant on each of the first, second, third, fourth and fifth years following the Date of the Grant of Option; provided, however, that vesting may occur earlier as provided in the Plan.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                                By cash or check
                                Pursuant to a Regulation T Program if the Shares are publicly traded
                                By delivery of already-owned shares if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:
                                             -----------------------------------
                                             -----------------------------------

LEAP WIRELESS INTERNATIONAL, INC.            OPTIONHOLDER:



By:
   -----------------------------------       -----------------------------------
             Signature                                    Signature


Title:                                       Date:
      --------------------------------             -----------------------------

Date:
     ---------------------------------

ATTACHMENTS: Stock Option Agreement, 1998 Non-Employee Directors' Stock Option Plan, and Notice of Exercise


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                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT


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                                  ATTACHMENT II

                 1998 Non-Employee Directors' Stock Option Plan




                                 ATTACHMENT III

                               NOTICE OF EXERCISE


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                        LEAP WIRELESS INTERNATIONAL, INC.

                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

         Pursuant to the Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, Leap Wireless International, Inc. (the "Company") has granted you an option under its 1998 Non-Employee Directors' Stock Option Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

        The details of your option are as follows:

I. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

II. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares subject to your option and your exercise price per share referenced in the Grant Notice may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

III. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner PERMITTED BY THE GRANT NOTICE, which may include one or more of the following:

               (a) In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

               (b) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings (generally six months) or were not acquired, directly or indirectly from the Company, owned free and clear of any liens, claims, encumbrances or security interests, and valued at its Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time your option is exercised, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, your option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.


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IV.     WHOLE SHARES. Your option may only be exercised for whole shares.

V. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

VI. TERM. The term of your option commences on the Date of Grant and expires only upon the EARLIEST of the following:

               (c) thirty (30) days after the termination of your Continuous Service for any reason other than upon: (i) your retirement at age seventy (70) or older after nine (9) or more years of service on the Board, (ii) your death or (iii) Disability, provided that if the exercise of the option following the termination of such Continuous Service (other than for the preceding reasons) would be prohibited at any time solely because such exercise would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate under this subparagraph 6(a) on the earliest of (x) the Expiration Date indicated in the Grant Notice, (y) the tenth (10th) day after the last date upon which exercise would result in such liability, or (z) six (6) months and ten (10) days after the termination of your Continuous Service.

               (d) twelve (12) months after the termination of your Continuous Service due to your death;

               (e) the Expiration Date indicated in the Grant Notice.

VII.    EXERCISE.

               (f) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

               (g) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option,
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or (3) the disposition of shares acquired upon such exercise.

               (h) By exercising your option you agree that the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that you not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or



                                       9
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other securities of the Company held by you, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Common Stock until the end of such period.

VIII. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

IX. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

X.      WITHHOLDING OBLIGATIONS.

               (i) At the time your option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your option.

               (j) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.



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               (k) Your option is not exercisable unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

XI. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

XII. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.



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                               NOTICE OF EXERCISE

                (1998 Non-Employee Directors' Stock Option Plan)


Leap Wireless International, Inc
10307 Pacific Center Court
San Diego, CA  92121

                                                    Date of Exercise: __________

Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

         Type of option:                     Nonstatutory

         Stock option dated:
                                             ------------------

         Number of shares to
         which option is exercised:
                                             ------------------

         Certificates to be
         issued in name of:
                                             ------------------

         Total exercise price:               $
                                              -----------------

         Cash payment delivered:             $
                                              -----------------

         Value of_____ shares of
         common stock delivered(1):          $
                                              -----------------

         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Company's Non-Employee Directors' Stock Option Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of the Option.


                                             Very truly yours,


                                             -----------------------------------


--------
(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.